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                              ING SERIES FUND, INC.



                          Supplement Dated July 1, 2004
                  to the ING Strategic Allocation Growth Fund,
                   ING Strategic Allocation Balanced Fund and
                      ING Strategic Allocation Income Fund
                       Classes A, B, C and I Prospectuses
                            Dated September 30, 2003

Effective immediately, the sub-section entitled "Investment Strategies - Small-/Mid-Capitalization Stocks" found on page 23 of the Classes A, B, C and I Prospectuses is deleted in its entirety and replaced with the following:

SMALL-/MID-CAPITALIZATION STOCKS - The Funds may invest a segment of their assets in small and mid capitalization stocks (typically stocks included in the S&P MidCap 400 Index, the S&P SmallCap 600 Index, and the Russell 2500 Index). The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization and 600 small capitalization companies traded in the U.S., respectively, as selected by Standard & Poor's Corporation. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The market capitalization range of each Index is reset monthly and will change with market conditions as the range of the companies in each Index changes. At March 31, 2004 the market capitalization of the smallest company in the S&P MidCap 400 Index was $416.6 million and the largest company had a market capitalization of $11.8 billion. At March 31, 2004 the market capitalization of the smallest company in the S&P SmallCap 600 Index was $62.5 million and the largest company had a market capitalization of $3 billion. At March 31, 2004 the market capitalization of the smallest company in the Russell 2500 Index was $16 million and the largest company had a market capitalization of $7 billion.

To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE